UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 8, 2016

Commission file number 000-21513

DXP Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040	(713) 996-4700
(Address of principal executive offices)	Registrant’s telephone number, including area code.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 8, 2016, DXP Enterprises, Inc. (the “Company”) filed a prospectus supplement, dated September 8, 2016 (the “Prospectus Supplement”), with the U.S. Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the offering and sale by the Company of up to an aggregate of $25,000,000 worth of shares of the Company’s common stock, par value $0.01 per share (the “Offered Stock”), pursuant to that certain Equity Distribution Agreement dated December 4, 2015 by and among the Company, Liquidnet, Inc. and BB&T Capital Markets, a division of BB&T Securities, LLC. The Prospectus Supplement supplements the base prospectus included in the Company’s Registration Statement on Form S-3 (File No. 333-213227) (the “Registration Statement”), filed by the Company with the Commission under the Securities Act, and declared effective by the Commission on August 26, 2016.

A copy of the opinion of Norton Rose Fulbright US LLP with respect to the validity of the Offered Stock is attached as Exhibit 5.1 to this Current Report on Form 8-K. This Current Report on Form 8-K is being filed for the purpose of filing Exhibits 1.1, 5.1 and 23.1 as exhibits to the Registration Statement, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements And Exhibits

(d) Exhibits.

1.1	Equity Distribution Agreement dated December 4, 2015 by and between DXP Enterprises, Inc., Liquidnet, Inc. and BB&T Capital Markets, a division of BB&T Securities, LLC (incorporated by reference to Exhibit 1.1 on the Company’s Current Report on Form 8-K filed with the SEC on December 4, 2015).

5.1	Opinion of Norton Rose Fulbright US LLP.

23.1	Consent of Norton Rose Fulbright US LLP (the consent of Norton Rose Fulbright US LLP to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.

September 8, 2016	By:	/s/ Mac McConnell
Mac McConnell
Senior Vice President/Finance, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Equity Distribution Agreement dated December 4, 2015 by and between DXP Enterprises, Inc., Liquidnet, Inc. and BB&T Capital Markets, a division of BB&T Securities, LLC (incorporated by reference to Exhibit 1.1 on the Company’s Current Report on Form 8-K filed with the SEC on December 4, 2015).

5.1	Opinion of Norton Rose Fulbright US LLP

23.1	Consent of Norton Rose Fulbright US LLP (the consent of Norton Rose Fulbright US LLP to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).